EXHIBIT 10.18

CHURCHILL VENTURES LTD.
50 REVOLUTIONARY ROAD
SCARBOROUGH, NEW YORK 10510

September 5, 2006

Churchill Capital Partners LLC
50 Revolutionary Road
Scarborough, New York 10510

          Churchill Ventures Ltd., a Delaware corporation (the “Company”) and Churchill Capital Partners LLC, a Delaware limited liability company (the “Subscriber”) entered into an amended and restated subscription agreement, dated as of July 6, 2006 (the “Amended and Restated Subscription Agreement”), whereby the Subscriber purchased 3,160,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company for an aggregate purchase price of US$15,800. Effective as of September 5, 2006, the Company agrees to purchase 125,000 shares (the “Shares”) of Common Stock held by the Subscriber, retire the Shares and return $625 to the Subscriber in order to effect a reduction in capital of the Company.

          IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement effective as of September 5, 2006.

CHURCHILL CAPITAL PARTNERS LLC

By:
Name:
Title:

CHURCHILL VENTURES LTD.

By:
Name:
Title: